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                                                                  EXHIBIT 10.053


                          BIOSHIELD TECHNOLOGIES, INC.
                           STOCK INCENTIVE AGREEMENT



Dear Timothy C. Moses:

         The Board of Directors of BioShield Technologies, Inc. ("BioShield") hereby notifies you (the "Employee") of BioShield's grant to you of a stock option (the "Option") to purchase shares of BioShield's common stock (the "Stock") on the following terms and conditions:

         1. PLAN. This Option is granted pursuant to the provisions of BioShield's 1997 Stock Incentive Plan (the "Plan") and the terms and conditions of the Plan are incorporated herein by reference and made a part hereof. This Option is subject to, and BioShield and the Employee agree to be bound by, all of the terms and conditions of the Plan under which this Option was granted as the same shall have been amended from time to time in accordance with the terms thereof. A copy of the Plan has been delivered to, and receipt is hereby acknowledged by, the Employee.

         2. OPTION. BioShield hereby grants to the Employee the Option to purchase all or any part of the aggregate of such number of shares of the Stock subject to the terms and condition of the Plan and as set forth on Exhibit "A" attached hereto and incorporated herein by reference.

         3. NON-TRANSFERABLE OPTION. This Option and all rights hereunder are neither assignable nor transferable by the Employee otherwise than by will or under applicable laws of descent and distribution, and during the Employee's lifetime this Option is exercisable only by him. Without limiting the generality of the foregoing, this Option shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process.

         4. NOTICE OF EXERCISE OF OPTION. This Option may be exercised by the Employee or by his administrators, executors or personal representatives by written notice in substantially the form of "Notice of Exercise" attached hereto as Exhibit "B", and accompanied by a certified or cashier's check payable to BioShield in payment of the Option exercise price applicable to such Stock as provided herein. Upon receipt of such notice and accompanying payment, subject to the terms hereof, BioShield shall cause to be issued to the Employee or to his representatives, executors, or personal representatives, as the case may be, a certificate(s) for the number of shares of Stock purchased hereunder which will be registered in the name of the person exercising this Option.




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                  Acceptance by the Employee of the certificate(s) representing the Stock purchased hereunder shall constitute a confirmation by the Employee that the representations, warranties, acknowledgments and agreements made herein shall be true and correct at that time.

         5. ENTIRE AGREEMENT. Subject to the terms and conditions of the Plan, which is incorporated herein by reference, this Agreement expresses the entire understanding and agreement of the parties hereto.

                  Please execute this Agreement in the space provided below to evidence your acceptance hereof.


                                    BIOSHIELD TECHNOLOGIES, INC.


                                    By:
                                       ----------------------------------

                                    Title:
                                          -------------------------------

                                    Date:
                                         --------------------------------


READ AND AGREED TO:


-------------------------------
Employee: Timothy C. Moses

Date:
     --------------------------






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                                  EXHIBIT "A"

                          TO STOCK INCENTIVE AGREEMENT
                                    BETWEEN
                          BIOSHIELD TECHNOLOGIES, INC.
                                      AND
                                TIMOTHY C. MOSES


1. Type of Option: this is an _____ "Incentive" or __XX___ "Nonqualified" Option (as described in the Plan).

2. Number of Shares Subject to Option: One Hundred Fifty Thousand (150,000) Shares.

3.       Option Exercise Price: $2 7/16 per Share.

4.       Date of Grant: December 1, 1998

5.       Option Vesting Schedule

         Check one:

         (X) Options are exercisable with respect to all Shares on or after the date hereof.
         ( ) Options are exercisable with respect to the number of Shares indicated below on or after the date set next to the number of Shares:

                      No. of Shares                          Vesting Date






6.       Option Exercise Period:

         Check one:

         (X) All options expire and are void unless exercised on or before November 30, 2003.

         ( ) Options expire and are void unless exercised on or before the date indicated next to the number of Shares:

                      No. of Shares                           Vesting Date





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7.       Effect of Termination of Employment of Employee:

         Check one:

         ( ) Options automatically terminate at the date of termination of employment.

         (X) Employee may exercise options for a period of up to three months from the date of termination, but only to the extent of the number of shares which could be exercised at such date of termination.




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                                  EXHIBIT "B"

                               NOTICE OF EXERCISE

                (To Be Executed Upon Exercise of Stock Options)




TO:      BIOSHIELD TECHNOLOGIES, INC.


         The undersigned hereby exercises the right to purchase _______ shares of common stock (the "Shares") covered by the attached Stock Incentive Agreement in accordance with the terms and conditions thereof, and herewith makes payment of the Option Exercise Price for such Shares in full. The undersigned hereby directs that the certificates for such Shares be issued in the name of, and delivered to __________________________________________ whose address is ____________________________________________. If the number of
Shares so purchased shall not be all of the Shares purchasable under such Stock Incentive Agreement, a new Stock Incentive Agreement for the balance remaining of the shares purchasable thereunder shall be issued in the name of and delivered to the undersigned at the address shown below.

                  This _____ day of _____________, _________.



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                           (Signature must conform in all respects to name of
                           Employee as specified on the face of the Employee Incentive Stock Option Agreement)


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